SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:              June 25, 1998
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1998-4)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3435

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1998-4
                 -----------------------------------------------

                                  June 25, 1998

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                        AND THE MORTGAGED PROPERTIES (1)
                        --------------------------------

       On June 25, 1998, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before June 1, 1998) as of June 1, 1998 of $304,729,300.08. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $15,236,465.00. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

        The total number of Mortgage Loans as of June 1, 1998 was 895. The weighted average Note Rate of the Mortgage Loans as of June 1, 1998 was 7.392%. The weighted average remaining term to stated maturity of the Mortgage Loans as of June 1, 1998 was 356.22 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to February 1, 1988 or after June 1, 1998.

        None of the Mortgage Loans has a scheduled maturity later than June 1, 2028. Each Mortgage Loan has an original principal balance of not less than $63,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $21,890,454 as of June 1, 1998 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of June 1, 1998 was 70.9%. No more than $4,220,291 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the

--------

(1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated June 19, 1998 and the Prospectus, dated June 19, 1998, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1998-4.

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1% of the Mortgage Loans are secured by investment properties.

        At least 99% of the Mortgage Loans are Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 69% of the Mortgage Loans are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

        All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.75%. Premium Mortgage Loans consist of Mortgage Loans with NNRs greater than or equal to 6.75%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $13,978,593.07 and $290,750,707.01, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.819% and 7.419%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.74 months and 356.09 months, respectively.

        The Special Hazard Loss Amount as of June 1, 1998 was $4,220,291.20.

        The Fraud Loss Amount as of June 1, 1998 was $3,047,293.00.

        The Bankruptcy Loss Amount as of June 1, 1998 was $100,000.

        The aggregate Initial Stated Amount of the Class A CitiCertificates as of June 1, 1998 was $292,540,082.45.

        The aggregate Initial Stated Amount of the Class M CitiCertificates as of June 1, 1998 was $5,637,500.00.

        The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of June 1, 1998 was $2,742,500.00.

        The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of June 1, 1998 was $1,371,300.00.
--------

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

        The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of June 1, 1998 was $1,066,500.00.

        The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of June 1, 1998 was $609,500.00.

        The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of June 1, 1998 was $761,917.63.

        The Subordinated CitiCertificate Percentage is 4.000014972896%.*

        The Class M Subordination Percentage is 2.150012364509%.*

        The Class B-1 Subordination Percentage is 1.250033268544%.*

        The Class B-2 Subordination Percentage is 0.800027312556%.*

        The Class B-3 Subordination Percentage is 0.450044557462%.*

        The Class B-4 Subordination Percentage is 0.250030971686%.*


-----------------

* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

        The following tables set forth information regarding the Mortgage Loans as of June 1, 1998.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                             Number of             Aggregate Principal
Year Originated              Loans                Balances Outstanding
---------------              -------              --------------------

1988                               1                           296,276
1994                               3                           811,943
1995                              10                         2,609,419
1996                              11                         4,037,709
1997                              18                         5,206,894
1998                             852                       291,767,059
                               -----                ------------------
Total                            895                $      304,729,300
                               =====                ==================


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------

               Type of                  Number of           Aggregate Principal
               Dwelling Unit            Loans              Balances Outstanding
               ---------------          -------           ---------------------
         Detached houses                    832            $        283,687,183
         Multi-family dwellings*             10                       4,046,487
         Townhouses                          12                       3,930,400
         Condominium units (one
           to four stories high)             19                       6,225,691
         Condominium units (over
           four stories high)                 6                       1,952,707
         Cooperative units                   16                       4,886,832
                                          -----            --------------------
         Total                              895            $        304,729,300
                                          =====            ====================

*Multi-family dwellings are 2-family, 3-family and 4-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                Number of           Aggregate Principal
Dwelling Unit          Loans              Balances Outstanding
---------------        -------            --------------------
1-family                   885            $        300,682,814
2-family                     7                       2,652,904
3-family                     1                         369,725
4-family                     2                       1,023,857
                         -----            --------------------
Total                      895            $        304,729,300
                         =====            ====================


                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal                    Number of           Aggregate Principal
Balance by Loan Size                     Loans              Balances Outstanding
--------------------                     -----              --------------------
$149,999 and under                           2                   $       150,379
$150,000 through $199,999                    1                           199,674
$200,000 through $249,999                   97                        23,414,022
$250,000 through $299,999                  327                        90,156,058
$300,000 through $349,999                  180                        58,392,164
$350,000 through $399,999                  122                        45,653,622
$400,000 through $449,999                   50                        21,163,633
$450,000 through $499,999                   41                        19,690,476
$500,000 through $549,999                   25                        13,109,532
$550,000 through $599,999                   22                        12,784,807
$600,000 through $649,999                   14                         8,859,649
$650,000 through $699,999                    5                         3,377,339
$700,000 through $749,999                    2                         1,473,055
$750,000 through $799,999                    0                                 0
$800,000 through $849,999                    2                         1,671,404
$850,000 through $899,999                    2                         1,772,027
$900,000 through $949,999                    2                         1,862,948
$950,000 through $999,999                    1                           998,511
--------------------                     -----                   ---------------
Total                                      895                  $    304,729,300
                                         =====                   ===============

                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES
                        ---------------------------------

Mortgage Loan                     Number of                  Aggregate Principal
Note Rate                         Loans                     Balances Outstanding
---------------------             -------                   --------------------

6.625%- 7.00%                          92                     $       31,193,086
7.01% - 7.50%                         620                            211,189,260
7.51% - 8.00%                         176                             59,885,744
8.01% - 8.50%                           7                              2,461,210
                                   ------                     ------------------
Total                                 895                     $      304,729,300
                                   ======                     ==================


                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------

                                  Number of                  Aggregate Principal
Loan-to-Value Ratio               Loans                     Balances Outstanding
-------------------------         ------                    --------------------

65.00% and Below                     216                      $       79,048,505
65.01% - 75.00%                      284                              96,924,313
75.01% - 80.00%                      317                             106,866,028
80.01% - 85.00%                       19                               5,441,778
85.01% - 90.00%                       54                              15,123,589
90.01% - 95.00%                        5                               1,325,087
                                   -----                      ------------------
Total                                895                      $      304,729,300
                                   =====                      ==================

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                          Number of                  Aggregate Principal
State                     Loans                     Balances Outstanding
-----                     ---------                 --------------------

Alabama                           6                 $          2,117,131
Arizona                           9                            3,407,864
Arkansas                          1                              389,359
California                      465                          162,528,653
Colorado                         11                            3,402,033
Connecticut                      28                           10,837,174
District of Columbia             10                            3,350,563
Florida                           8                            2,946,543
Georgia                          29                           10,320,900
Illinois                         27                            8,923,343
Iowa                              1                              319,750
Louisiana                         1                              317,758
Maryland                         31                           10,194,300
Massachusetts                    19                            6,141,311
Michigan                          6                            1,830,092
Minnesota                         3                              930,260
Mississippi                       1                              292,553
Missouri                          9                            2,695,144
Montana                           1                              299,754
Nevada                            2                              794,189
New Hampshire                     1                              279,603
New Jersey                       29                            9,068,013
New Mexico                       10                            2,815,977
New York                         79                           25,946,426
North Carolina                   27                            8,810,868
Ohio                              2                              478,361
Oregon                            3                              847,707
Pennsylvania                      6                            1,659,048
South Carolina                   11                            3,309,207
Tennessee                         5                            1,749,909
Texas                             9                            3,024,838
Utah                              2                              552,094
Virginia                         36                           12,146,807
Washington                        7                            2,001,768
                              -----                 --------------------
  Total                         895                 $        304,729,300
                              =====                 ====================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITICORP MORTGAGE SECURITIES, INC.
(Registrant)

By: /s/ John H. Outland
   --------------------
    John H. Outland
    Senior Vice President


Dated: June 25, 1998